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                                                                   Exhibit 10.17

                               EXTENSION AGREEMENT

     This Extension Agreement (this "AGREEMENT") is dated as of March 14, 2007, by and between (i) Tailwind Financial Inc., a Delaware corporation (the "MAKER"); and (ii) Parkwood Holdings Ltd. (the "LENDER").


                              W I T N E S S E T H:


     WHEREAS, reference is hereby made to each of the following documents:

     a. that certain Promissory Note, dated July 31, 2006, issued by the Maker to the Lender in the principal amount of $68,750 (the "JULY NOTE");

     b. that certain Promissory Note, dated February 2, 2007, issued by the Maker to the Lender in the principal amount of $300,000 (the "FEBRUARY NOTE" together with the July Note, the "Notes"); and

     WHEREAS, the parties hereto desire to amend each of the Notes on the terms set forth herein.

     NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AMENDMENTS TO THE NOTES. Each of the Notes are hereby amended by deleting the reference to the date "March 31, 2007" in Paragraph 1 thereof and replacing such reference with the date "August 31, 2007."

     2. FULL FORCE AND EFFECT. Except as amended hereby, each of the Notes shall remain in full force and effect in accordance with its terms.

     3. MISCELLANEOUS. This Agreement may be executed in one or more original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware
(without reference to conflict of laws).

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     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                        TAILWIND FINANCIAL INC.


                                        By:    /s/ Andrew A. McKay
                                               -------------------
                                               Name:  Andrew A. McKay
                                               Title: Chief Executive Officer


                                        PARKWOOD HOLDINGS LTD.


                                        By:    /s/ Andrew A. McKay
                                               -------------------
                                               Name:  Andrew A. McKay
                                               Title: Chief Executive Officer